1 | © Symbotic, Inc. All Rights Reserved | Proprietary and ConfidentialInc. Al Rights Reserved Investor Presentation August 5, 2026 2 | © Symbotic, Inc. All Rights Reserved | Proprietary and ConfidentialInc. Al Rights Reserved Disclaimer Forward Looking Statements This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, next generation storage structure, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s filings with the SEC, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Symbotic is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward- looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Symbotic has filed or will file from time to time with the SEC. Any financial estimates in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all estimates are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the estimate extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the estimates. The inclusion of estimates in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or consider the estimates to be a reliable prediction of future events. Annualized and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This Presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. All subsequent written and oral forward-looking statements concerning Symbotic and attributable to Symbotic or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. Non-GAAP Financial Measures Information contained in this presentation is unaudited and subject to change. This presentation contains financial measures that are not recognized under U.S. GAAP, including adjusted EBITDA and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non- GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this presentation are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included in this presentation, and not rely on any single financial measure to evaluate its business. Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income (loss) excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; and other infrequent items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation, stock-based compensation, and restructuring charges. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by total revenue. Symbotic defines adjusted research and development expenses, a non-GAAP financial measure, as GAAP research and development expenses excluding the following items: depreciation and amortization of tangible and intangible assets and stock-based compensation. Symbotic defines adjusted selling, general, and administrative expenses, a non-GAAP financial measure, as GAAP selling, general, and administrative expenses excluding the following items: depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; internal control remediation; business transformation costs; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business. Use of Data The data contained herein is derived from various internal and external sources. The data involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to the data. Further, no representation or warranty is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any estimates or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Symbotic assumes no obligation to update the information in this Presentation. Trademarks and Trade Names Symbotic and its affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to indicate, and does not imply, a relationship with Symbotic or any of its affiliates, or an endorsement or sponsorship by or of Symbotic or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the TM, SM or ® symbols, but such references are not intended to indicate, in any way, that Symbotic, its affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. 3 | © Symbotic, Inc. All Rights Reserved | Proprietary and ConfidentialInc. Al Rights Reserved OUR VISION Reimagine the Supply Chain® with Artificial Intelligence and Robotics and Transform the Distribution Network into a Strategic Asset 4 | © Symbotic, Inc. All Rights Reserved | Proprietary and ConfidentialInc. Al Rights Reserved LABOR PRESSURES SKU PROLIFERATION EVOLVING OMNI-CHANNEL STRATEGIES SYMBOTIC’S A.I. POWERED AUTOMATION EXISTENTIAL THREATS ADDRESSED BY Addressing Existential Threats

AI-Enabled, Tech Platform to Transform the Supply Chain



Upstream Suppliers
Distribution Centers
Last Mile
Eaches
In-store
Cases
eCommerce
Pallets
Store Pickup
SYMBOTIC
Factory
Delivery

Fully integrated AI / software platform drives actionable insights from goods and location data to improve inventory optimization and order accuracy

5 | © Symbotic Inc. All Rights Reserved

Symbotic at a Glance

symbotic

Transformative Technology Platform

Key Operating Metrics

77	**56**
Systems in Deployment	Operational Systems

Named Customers

Walmart+ · Walmex · target · Albertsons · Medline · exol · C&S Wholesale Grocers · UNFI · GIANT TIGER · Associated Food Stores

Key Financial Metrics

~21%	**$22.5B**
YoY Revenue Growth[1]	Total Backlog[2]
Expanding	**Positive**
Gross Margins[1]	Free Cash Flow[3]

[1] LTM as of Q3 2026. [2] As of Q3 2026.
[3] As of FY25. Free Cash Flow defined as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. See GAAP to Non-GAAP Reconciliations on Slides 24-25.

6 | © Symbotic Inc. All Rights Reserved

Large Addressable Markets

symbotic	exol[2]	Micro-Fulfillment
"In-House"	"Outsourced"	
$432B[1]	**$500B+**[3]	**$300B+**[4]
One-time system sales and recurring software in operator-owned warehouses	Incremental annual warehouse-as-a-service opportunity	Estimated U.S. micro-fulfillment opportunities (one-time system sale and recurring software)

[1] Current Symbotic SAM represents the aggregate across SAM-1 (U.S. general merchandise, ambient food & grocery, apparel), SAM-2 (U.S. CPG non-food, home improvement, auto parts, 3PL, non-ambient food) and SAM-3 (remaining U.S. verticals, all Canadian & European verticals), based on third-party consultant and company estimates. [2] GreenBox Systems LLC (which is currently doing business as Exol), Symbotic owns 35% through joint venture with SoftBank [3] Annual U.S. case throughput based on third-party consultant estimates as of July 2023. [4] Based on $2.6T of U.S. online retail sales forecast in 2030 by CapitalOne Shopping Research (December 2024 report) with 50% of eCommerce orders fulfilled by stores using a Symbotic automation system and the corresponding one-time system revenue and 15 years of software revenue.

7 | © Symbotic Inc. All Rights Reserved

Automated Distribution Center System



Symbotic's systems are modular and can be installed around ongoing warehouse operations and be expanded over time to support growth.

8 | © Symbotic Inc. All Rights Reserved

Solution Differentiators

A.I. Powered Software

Turnkey Retrofit Solution

Autonomous Bots

Unique System Architecture

Modular System Design

Native Case Handling

Case Level Storage



IMPROVED

EFFICIENCY

SPEED

FLEXIBILITY

DENSITY

ACCURACY

9 | © Symbotic Inc. All Rights Reserved

Symbotic Distribution Center System Components





BreakPack add-on for each picking and storage

1

Automated Storage

Case picking and storage

- Storage Structure
- Transfer Deck
- Inventory Lifts
- SymBots

2

Inbound / Outbound Cells

Automated order processing

- Robotic depalletizing
- Intake and case scanning
- Robotic smart pallet build

3

A.I.-Powered Software

Optimizes tasks for enhanced operations

10 | © Symbotic Inc. All Rights Reserved

Next Gen Storage Structure Design





Higher Density

Innovative design provides ultra-high density for increased storage capacity and/or reduced footprint

Enables shorter and faster bot trips per case delivery

Rapid Assembly

Pre-assembled components for faster implementation

Enhanced Safety

Pre-engineered safety features

Integrated fire suppression and improved seismic adaptability

11 | © Symbotic Inc. All Rights Reserved

BreakPack: Cases to Eaches



- Attaches to case picking system
- Manages less-than-case order quantities, allowing downstream replenishment of both case-and-each quantities

12 | © Symbotic Inc. All Rights Reserved

Bringing Automation to the Last Mile, Enabling eCommerce













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Competitive Edge

650+
Patents Issued[1]

$1B+
Cumulative R&D Spend[1]

15+ years
R&D Development

Innovation is in our DNA

Patents Issued or Pending[1]:
1,000+

$125+ Million
Annual R&D Budget[1]

On a Journey Toward
7 SIGMA

[1] As of FY25

14 | © Symbotic Inc. All Rights Reserved

Supply Chain Automation Technology Alternatives

symbotic

Upstream: Distribution Centers	Downstream: Order Fulfillment
Honeywell Intelligrated, KION Group Dematic, KNAPP, Toyota Vanderlande, SSI Schaefer, Witron, Swisslog	AutoStore, Exotec, amazon.com Kiva Systems, Ocado
Legacy Alternatives	Point Solutions

15 | © Symbotic Inc. All Rights Reserved

Blue Chip Customers

C&S Wholesale Grocers
Largest U.S. Wholesale Grocery Distributor[1]

Albertsons
2nd Largest U.S. Supermarket Chain by Revenue[2]

Walmart+
World's Largest Company by Revenue[3]

Owned & Operated Model

exol
Joint Venture between Symbotic and SoftBank

6 year, ~$11B contract
Symbotic 35% ownership
Unlocks $500B+ annual TAM

As-a-Service Model

[1] Source: Forbes Magazine, December 2022. Note: Symbotic and C&S share common control through the Cohen family.
[2] Source: IBIS World, "Supermarkets & Grocery Stores in the US" (March 2025)
[3] Source: The 2025 Fortune Global 500 (August 2025)

16 | © Symbotic Inc. All Rights Reserved

Comprehensive, AI-enabled, SKU-agile warehouse automation system with integrated omni-channel

Highly visible growth profile with $22.5B[1] of contracted backlog with blue-chip customers

[1] As of Q3 2026

Leadership position targeting large market opportunities

17 | © Symbotic Inc. All Rights Reserved

Long-Term Growth Strategy

MULTIPLE VECTORS FOR POTENTIAL GROWTH



Increase Existing Customer Penetration
WALMART
C&S
UNFI
ALBERTSONS
SOUTHERN GLAZER'S
MEDLINE
Win New Customers in Existing Verticals
GROCERY
GENERAL MERCHANDISE
BEVERAGE
HEALTH CARE
Add New Verticals and WaaS
3PL
APPAREL
CPG
HOME IMPROVEMENT
AUTO PARTS
EXOL
Add New Geographies
Expand Product Suite

18 | © Symbotic Inc. All Rights Reserved

Recap of Symbotic's Business Model

Symbotic Sells Highly Advanced AI-powered Supply Chain Automation Systems with Supporting Software and Maintenance Services over 15-Year Contracts,[1] Creating Long-Term Recurring Revenue Streams

Systems

Capital Asset Sale
Revenue Spread Over ~2 Years
Milestone Payments

Software

Required to Use System
Annual Recurring, High Margin Revenue
Long-Term Contracts

Parts and Services

Ad Hoc Support

Annual Software Subscription and material Operation Services Start when the System is Operational

[1] Substantial majority of Symbotic customer contracts.

19 | © Symbotic Inc. All Rights Reserved

Key Highlights

- AI-Enabled Technology Platform with Transformational Impact on Supply Chain Economics
- Disrupting Large Addressable Markets with Secular Long-Term Tailwinds
- Deep Relationships with Blue-Chip Customers and $22.5B[1] Contracted Backlog
- Strong Track Record of Scaling and Visionary Leadership for Symbotic's Future

[1] As of Q3 2026

20 | © Symbotic Inc. All Rights Reserved

Symbotic's Key Financial Highlights

1. Visible growth profile at scale
2. Highly visible growth underwritten by ~$22.5B[1] contracted backlog
3. High margin, annual recurring revenue base building over time from software, parts, and services
4. Generating positive adjusted EBITDA with margin upside
5. Strong balance sheet and free cash flow generation[2]

[1] As of Q3 2026
[2] Free Cash Flow defined as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. See GAAP to Non-GAAP Reconciliations on Slides 24-25.

21 | © Symbotic Inc. All Rights Reserved

Financials / Key Performance Indicators



Total Revenue ($M)
592
618
630
676
721
Q325
Q425
Q126
Q226
Q326
GAAP Net Income (Loss) ($M)
(21)
(9)
13
9
55
Q325
Q425
Q126
Q226
Q326
Adj. EBITDA ($M)
45
49
67
78
95
Q325
Q425
Q126
Q226
Q326
Systems in Deployment
46
50
57
70
77
Q325
Q425
Q126
Q226
Q326
Operational Systems
42
48
51
52
56
Q325
Q425
Q126
Q226
Q326

22 | © Symbotic Inc. All Rights Reserved

symbotic®

Appendix

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Three Months Ended				
(in thousands)	June 28, 2025	September 27, 2025	December 27, 2025	March 28, 2026	June 27, 2026
Net income (loss)	(21,174)	(8,969)	13,358	9,429	55,000
Interest income	(8,373)	(8,085)	(11,600)	(10,906)	(11,335)
Income tax expense (benefit)	44	(423)	615	572	(1,149)
Depreciation and amortization	12,940	8,648	8,693	11,322	10,241
Stock-based compensation	39,527	43,671	44,118	57,188	50,519
Business combination transaction expenses	422	40	11	710	244
Equity method investment	3,776	5,885	5,799	6,945	9,631
Internal control remediation	1,795	1,360	2,415	1,931	1,486
Business transformation costs	75	1,210	2,531	550	54
Fair value adjustments on strategic investments	-	-	(1,661)	-	(19,378)
Restructuring charges	16,361	6,103	2,624	12	(76)
Adjusted EBITDA	45,393	49,440	66,903	77,753	95,237

Non-GAAP Financial Measures
Information contained in this presentation is unaudited and subject to change. This presentation contains financial measures that are not recognized under U.S. GAAP, including adjusted EBITDA and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management's perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this presentation are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included in this presentation, and not rely on any single financial measure to evaluate its business.

Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income (loss) excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic's financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA and free cash flow non-GAAP financial measures are useful in evaluating the performance of Symbotic's business because they highlight trends in its core business.

24 | © Symbotic Inc. All Rights Reserved

25 | © Symbotic, Inc. All Rights Reserved | Proprietary and ConfidentialInc. Al Rights Reserved Reconciliation of Free Cash Flow Non-GAAP Financial Measures Information contained in this presentation is unaudited and subject to change. This presentation contains financial measures that are not recognized under U.S. GAAP, including adjusted EBITDA and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this presentation are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included in this presentation, and not rely on any single financial measure to evaluate its business. Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income (loss) excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA and free cash flow non-GAAP financial measures are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business. (in thousands) September 27, 2025 September 28, 2024 September 30, 2023 Net cash provided by (used in) operating activities 866,939 (58,077) 230,794 Purchases of property and equipment and capitalization of internal use software development costs (79,030) (44,374) (21,326) Free cash flow 787,909 (102,451) 209,468 Year Ended